Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, New York 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

TIP Borrower Holdings-B LLC (the “Sponsor”)	13 November 2025
TIP Solar ABS 2025-2 Depositor LLC (the “Depositor”)
152 West 57th Street, Suite 4102
New York, New York 10019

Re:	TIP Solar ABS 2025 Issuer LLC (the “Issuer”)
Solar Asset Backed Notes, Series 2025-2 (the “Notes”)
Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor and ATLAS SP Securities, a division of Apollo Global Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of solar or battery assets installed on or in residential properties and the related customer agreements (the “Solar Assets”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, GoodLeap, LLC (an “Agent”) on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “Jaguar 2025-1 Preliminary Tape - 09.30.25 - 2025.11.02 - vSent.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Agent, on behalf of the Depositor, indicated contains information as of 30 September 2025 (the “Preliminary Cut-Off Date”) relating to a pool of solar or battery assets installed on or in residential properties and the related customer agreements (the “Preliminary Solar Assets”) that are expected to be representative of the Solar Assets,

b.	Imaged copies of the customer lease agreement, power purchase agreement, solar guide, amendment, work order and/or change order thereto or other related documents (collectively and as applicable, the ”Agreement”), that the Agent, on behalf of the Depositor, indicated relate to each Sample Solar Asset (as defined in Attachment A),

c.	Certain printed screen shots from the Agent’s servicing systems (the “Servicing System Screenshots”),

d.	A servicing system extraction file and the corresponding record layout and decode information, as applicable (the “Supplemental Sample Query,” together with the Agreement and the Servicing System Screenshots, the “Sources”), that the Agent, on behalf of the Depositor, indicated contain information as of the Preliminary Cut-Off Date relating to the Sample Solar Assets,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedure described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A is limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than the procedures listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Agent, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Solar Assets or Solar Assets, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Agent, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedure described in this report was not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Solar Assets,

iii.	Whether the originator(s) of the Solar Assets complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 November 2025

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 200 Preliminary Solar Assets from the Preliminary Data File (the “Sample Solar Assets”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Solar Assets or the methodology they instructed us to use to select the Sample Solar Assets from the Preliminary Data File.

For the purpose of the procedures described in this report, the 200 Sample Solar Assets are referred to as Sample Solar Asset Numbers 1 through 200.

2.	For each Sample Solar Asset, as applicable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Agent, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Agent, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)

System ID #	System ID #	Agreement and Supplemental Sample Query
State	State	Agreement
Contract type	Contract Type/ Lease/ Fixed PPA/ Variable PPA	Agreement
Original term (months)	Servicing Data as of 09.30.25 original_term	Agreement
Year 1 monthly payment	Year 1 $/month	Agreement
Year 1 solar rate	Year 1 $/kwh	Agreement
Year 1 implied solar rate	Year 1 Implied $/kWh	Agreement
Lease escalator	escalator	Agreement
PPA escalator	Escalator	Agreement
Installer	Installer	Agreement
First payment date	First Customer Payment Date (End of Month)	Supplemental Sample Query
Maturity date	Servicing Data as of 10.19.25 maturity_date	Supplemental Sample Query
Remaining payments	Servicing Data as of 09.30.25 remaining_payments	Supplemental Sample Query
System size	System Size	Agreement or Servicing System Screenshots
Utility district	Utility District	Supplemental Sample Query
Panel manufacturer	Panel Manufacturer	Agreement or Servicing System Screenshots
Inverter manufacturer	Inverter Manufacturer	Agreement or Servicing System Screenshots
Battery manufacturer	Battery Manufacturer	Agreement

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source(s)

Total battery capacity	Totaly Battery Capacity	Supplemental Sample Query
Estimated production	Estimated Production	Agreement
FICO score	FICO	Supplemental Sample Query
In-service date	System Activated Date	Supplemental Sample Query
Inverter type	Inverter Type	Supplemental Sample Query
Payment type (ACH)	ACH	Supplemental Sample Query

Notes:

i.	The system ID # is for identification purposes only.

ii.	For the purpose of comparing the contract type, installer, panel manufacturer and inverter manufacturer Sample Characteristics, the Agent, on behalf of the Depositor, instructed us to ignore differences that appeared to be due to abbreviations, truncations or spelling errors.

iii.	For the purpose of comparing the year 1 monthly payment Sample Characteristic for each Sample Solar Asset (except for the Sample Solar Assets described in the succeeding paragraph(s) of this note), the Agent, on behalf of the Depositor, instructed us to use the year 1 monthly payment, as shown in the Agreement.

The Agent, on behalf of the Depositor, instructed us not to compare the year 1 monthly payment Sample Characteristic for Sample Solar Assets with a contract type of “Fixed PPA,” as shown on the Preliminary Data File (each, a “Sample PPA Solar Asset”).

iv.	For the purpose of comparing the year 1 solar rate Sample Characteristic, the Agent, on behalf of the Depositor, instructed us to use the first year solar rate, as shown in the Agreement.

For the purpose of comparing the year 1 solar rate Sample Characteristic, the Agent, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

The Agent, on behalf of the Depositor, instructed us not to compare the year 1 solar rate Sample Characteristic for Sample Solar Assets with a contract type of “Lease,” as shown on the Preliminary Data File (each, a “Sample Lease Solar Asset”).

Exhibit 1 to Attachment A

v.	For the purpose of comparing the year 1 implied solar rate Sample Characteristic, the Agent, on behalf of the Depositor, instructed us to use the first year solar rate, as shown in the Agreement.

For the purpose of comparing the year 1 implied solar rate Sample Characteristic, the Agent, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

The Agent, on behalf of the Depositor, instructed us not to compare the implied year 1 solar rate Sample Characteristic for Sample PPA Solar Assets.

vi.	The Agent, on behalf of the Depositor, instructed us to not to compare the lease escalator Sample Characteristic for the Sample PPA Solar Assets.

vii.	The Agent, on behalf of the Depositor, instructed us to not to compare the PPA escalator Sample Characteristic for the Sample Lease Solar Assets.

viii.	The Agent, on behalf of the Depositor, instructed us not to compare the maturity date, remaining payments and battery manufacturer Sample Characteristics for Sample Solar Assets with a corresponding value of <blank>, “NA,” “—” or “0,” as shown for such Sample Characteristic on the Preliminary Data File.

ix.	For the purpose of comparing the system size Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 14, 17, 19, 21, 23, 27, 32, 39, 41, 44, 45, 57, 63, 76, 84, 86, 94, 99, 101, 109, 113, 117, 118, 121, 122, 127, 128, 133, 136, 138, 144, 147, 152, 153, 161, 163, 166, 170, 171, 174, 175, 177, 179, 181, 190, 191, 195 and 197), the Agent, on behalf of the Depositor, instructed us to use the Agreement as the Source.

For the purpose of comparing the system size Sample Characteristic for Sample Solar Asset Numbers 14, 17, 19, 21, 23, 27, 32, 39, 41, 44, 45, 57, 63, 76, 84, 86, 94, 99, 101, 109, 113, 117, 118, 121, 122, 127, 128, 133, 136, 138, 144, 147, 152, 153, 161, 163, 166, 170, 171, 174, 175, 177, 179, 181, 190, 191, 195 and 197, the Agent, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

x.	For the purpose of comparing the panel manufacturer Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 14, 17, 19, 21, 32, 44, 45, 49, 56, 86, 94, 96, 99, 101, 109, 113, 117, 118, 121, 128, 133, 136, 138, 147, 152, 161, 163, 170, 171, 174, 175, 177, 178, 181, 191, 195 and 197), the Agent, on behalf of the Depositor, instructed us to use the Agreement as the Source.

For the purpose of comparing the panel manufacturer Sample Characteristic for Sample Solar Asset Numbers 14, 17, 19, 21, 32, 44, 45, 49, 56, 86, 94, 96, 99, 101, 109, 113, 117, 118, 121, 128, 133, 136, 138, 147, 152, 161, 163, 170, 171, 174, 175, 177, 178, 181, 191, 195 and 197, the Agent, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

Exhibit 1 to Attachment A

xi.	For the purpose of comparing the inverter manufacturer Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 10, 57, 74, 96, 107, 154, 166 and 175), the Agent, on behalf of the Depositor, instructed us to use the Agreement as the Source.

For the purpose of comparing the inverter manufacturer Sample Characteristic for Sample Solar Asset Numbers 10, 57, 74, 96, 107, 154, 166 and 175, the Agent, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

xii.	For the purpose of comparing the estimated production Sample Characteristic, the Agent, on behalf of the Depositor, instructed us to ignore differences of +/- 1.00 kWh or less (and in accordance with any other applicable note(s)).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Agent, on behalf of the Depositor, described in the notes above.